SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 6, 1999



                             CYBEROPTICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Minnesota                    (0-16577)              41-1472057
-------------------------------     -------------------    -------------------
(State or other jurisdiction of     COMMISSION FILE NO.     (I.R.S. Employer
incorporation or organization)                             Identification No.)


              5900 Golden Hills Drive
              MINNEAPOLIS, MINNESOTA                            55416
      ----------------------------------------                ----------
      (Address of principal executive offices)                (Zip Code)


                                 (612) 542-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          On April 6, 1999, CyberOptics Corporation (the "Company") completed the acquisition of all of the outstanding shares of Kestra Limited, a British limited liability company organized under the Companies Act 1985 ("Kestra"). Total consideration of $9,040,012, included $7,942,835 paid in cash by the Company to shareholders of Kestra at closing, $407,882 paid into an escrow to cover various warranties, and $689,295 paid by delivery to certain shareholders of Kestra of the Company's guaranteed notes. The Company also repaid certain indebtedness of Kestra to the 3i Group PLC, one of Kestra's shareholders, and certain other obligations related to the shares acquired totaling $2,363,627.

          The Company intends to continue to operate Kestra as a separate subsidiary in Great Britain. Kestra is a development-stage company that is developing new technology for automated optical inspection (AOI) systems. The Company believes that Kestra is developing a fundamentally new approach to AOI that has the potential to provide the low rates of false calls, the user-friendliness and the measurement precision demanded by customers in the surface mount technology industry. Unlike existing AOI systems which use rigid pattern-matching algorithms, the products under development by Kestra are based on statistical appearance modeling: a system that can learn how to recognize any object. As a result of this approach, the Company believes that the Kestra system will be easy to program, and that its discrimination should improve as the system is used. Kestra has not sold any product to date, and plans to complete its first system during the second half of 1999

          Forward looking statements in this Form 8-K with respect to product introduction dates, the performance of unfinished products, the accounting treatment of acquired in-process research and development expense, and the Company's earnings are subject to risks and uncertainties, including risks related to the ability to continue development efforts of a new subsidiary after acquisition, risks of code inaccuracies and incompatibilities in software intensive products, risks of market acceptance, risks related to the SEC's announced scrutiny of acquired in-process R & D expense, and the general risks regarding the Company's performance identified in the Company's Annual Report on Form 10-K.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          a)      Financial statements of the business acquired.

                  Financial statements required by this item will be filed by amendment to this initial report no later than June 21, 1999.

          b)      Pro forma financial information.

                  Pro forma financial information required by this item will be filed by amendment to this initial report no later than June 21, 1999.

c)        Exhibits

          Exhibit Number                         Description
          --------------                     -------------------

          2.1 Agreement for the sale and purchase of the entire issued share capital of Kestra Limited

          2.2                  Tax Deed

          2.3                  CyberOptics' Press Release dated April 6, 1999



                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYBEROPTICS CORPORATION


                                       /s/ Steven M.  Quist
                                       ----------------------------------------
                                       Steven M. Quist, President
                                       (Principal Executive Officer and
                                       Duly Authorized Officer)


Dated:  April 21, 1999